UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive
Santa Clara, California 95054-1191
(Address of principal executive offices) (Zip Code)

(408) 654-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 5.250% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 4, 2021, SVB Financial Group (“SVB”) and Boston Private Financial Holdings, Inc. (“Boston Private”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 4, 2021 (the “Merger Agreement”), pursuant to which, upon the terms and subject to the conditions set forth therein, Boston Private will merge with and into SVB, with SVB continuing as the surviving entity. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the announcement of the Merger Agreement, SVB intends to provide supplemental information regarding the proposed transaction in connection with a presentation to analysts and investors. The slides that will be made available in connection with the presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Joint Press Release, dated January 4, 2021

99.2	Investor Presentation, dated January 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including but not limited to SVB’s and/or Boston Private’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in SVB’s and Boston Private’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Boston Private’s shareholders on the expected terms and schedule; delay in closing the merger; the outcome of any legal proceedings that may be instituted against SVB or Boston Private; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the merger agreement providing for the merger; difficulties and delays in integrating Boston Private’s business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; the inability to retain existing Boston Private clients; the inability to retain Boston Private employees; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; and the impact of the global COVID-19 pandemic on SVB’s and/or Boston Private’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information and Where to Find It

In connection with the proposed merger, SVB will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Boston Private and a Prospectus of SVB, as well as other relevant documents concerning the proposed transaction. The proposed merger involving Boston Private and SVB will be submitted to Boston Private’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF BOSTON PRIVATE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about SVB and Boston Private, may be obtained at the SEC’s Internet site (http://www.sec.gov). Copies of documents filed with the SEC by SVB will be made available free of charge on SVB’s website at http://ir.svb.com or by contacting SVB’s Investor Relations department at 408.654.7400; 3005 Tasman Drive, Santa Clara, CA 95054; or ir@svb.com. Copies of documents filed with the SEC by Boston Private will be made available free of charge on Boston Private’s website at http://ir.bostonprivate.com or by contacting Boston Private’s Investor Relations department at 617.912.4386; 10 Post Office Square, Boston, MA 02109; or investor-relations@bostonprivate.com.

Participants in the Solicitation

SVB, Boston Private and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Boston Private in connection with the proposed merger. Information about the directors and executive officers of SVB is set forth in the proxy statement for SVB’s 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 9, 2020, and other documents filed by SVB with the SEC. Information about the directors and executive officers of Boston Private is set forth in the proxy statement for Boston Private’s 2020 Annual Meeting of Shareholders, which was filed with the SEC on March 16, 2020, and other documents filed by Boston Private with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB FINANCIAL GROUP

By:	/s/ Daniel Beck
Name:	Daniel Beck
Title:	Chief Financial Officer

Date: January 4, 2021